As filed with the Securities and Exchange Commission on August 29, 2005
                                                           Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                                  ULTICOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


                NEW JERSEY                               22-2050748
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
        Incorporation or Organization)

                                1020 Briggs Road
                          Mt. Laurel, New Jersey 08054
                                 (856) 787-2700
                    (Address of Principal Executive Offices)

              ULTICOM, INC. 2005 STOCK INCENTIVE COMPENSATION PLAN
                            (Full Title of the Plan)

                          -----------------------------

                                  Shawn Osborne
                      President and Chief Executive Officer
                                  Ulticom, Inc.
                                1020 Briggs Road
                          Mt. Laurel, New Jersey 08054
                                 (856) 787-2700
                     (Name and Address of Agent For Service)

                                    Copy to:

                             Paul L. Robinson, Esq.
                                 General Counsel
                            Comverse Technology, Inc.
                                909 Third Avenue
                            New York, New York 10022
                                 (212) 652-6801

                                                    CALCULATION OF REGISTRATION FEE
====================================================================================================================================

                                                                Proposed Maximum      Proposed Maximum
Title of Each Class of                      Amount to be           Offering              Aggregate               Amount of
Securities to be Registered                 Registered(1)         Per Share (2)       Offering Price (2)      Registration Fee (3)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value, per share         1,000,000             $10.07               $10,070,000             $1,185.24
====================================================================================================================================

(1) Plus such indeterminate number of shares of common stock of the Company as may be issued to prevent dilution resulting from stock dividends, stock splits or similar transactions in accordance with Rule 416 under the Securities Act of 1933.

(2) Pursuant to Rule 457(h)(1) and Rule 457(c) under the Securities Act of 1933, as amended, for the purpose of calculating the maximum aggregate offering price and the registration fee, the proposed maximum offering price per share was determined based upon the average of the high and low prices of the Company's common stock as reported by the Nasdaq National Market on August 26, 2005.

(3)  The registration fee was paid on August 29, 2005.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents previously filed with the Commission (File No. 000-30121) by Ulticom, Inc. (the "Company" or the "Registrant") are incorporated by reference in this Registration Statement:

           (A) Annual Report on Form 10-K for the fiscal year ended January 31, 2005;

           (B) All other reports filed by the Company under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since January 31, 2005; and

           (C) Description of the Company's Common Stock, no par value, contained in the registration statement on Form 8-A, filed with the Commission on March 27, 2000, including any amendment or report filed for the purpose of updating that description.

           Any report (or portion thereof) "furnished" on Form 8-K shall not be incorporated by reference.

           All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents; however, until expressly incorporated into this Registration Statement, a report (or portion thereof) "furnished" on Form 8-K shall not be incorporated by reference into this Registration Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this document will be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this document or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this document modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.     DESCRIPTION OF SECURITIES.

           Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

           The validity of the securities has been passed upon by Paul L. Robinson, Esq., General Counsel and Director of the Company. Mr. Robinson holds options to purchase Common Stock granted under employee stock option plans.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           The Registrant is incorporated under the laws of the State of New Jersey. The New Jersey Business Corporation Act provides for the power to indemnify any directors, officers, employees and agents and to purchase and maintain insurance with respect to liability arising out of their capacity or status as directors, officers, employees and agents. The indemnification provisions are not exclusive of any other rights to which directors and officers may be entitled under a corporation's certificate of incorporation or bylaws, any agreement, a vote of stockholders or otherwise.

           Our certificate of incorporation provides that every person who:

          o is or was a director, officer, employee or agent of ours or of any constituent corporation absorbed by us in a consolidation or merger, or the legal representative of any such director, officer, employee or agent, or

          o is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at our request, or of any such constituent corporation, or the legal representative of any such director, officer, trustee, employee or agent.

shall be indemnified to the fullest extent permitted by law for all expenses and liabilities in connection with any proceeding involving such person in this capacity. Our certificate also provides that, during the pendency of any such proceeding, we will advance to the fullest extent permitted by law expenses incurred from time to time by an indemnified person in connection with the proceeding, subject to our receipt of an undertaking as required by law.

           Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or agent for any liability asserted against or incurred by these individuals in their capacity, or arising out of their status, as our officer, director or employee, regardless of whether the New Jersey Business Corporation Act would permit indemnification.

           Pursuant to our services agreement, Comverse has obtained directors' and officers' liability insurance which also provides coverage for our officers and directors.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.

ITEM 8.     EXHIBITS.

Exhibit
Number    Description
------    -----------

 4.1 Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 4.2 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 4.3 Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 5.1*     Opinion of Paul L. Robinson, Esq.

 23.1*    Consent of Paul L. Robinson, Esq. (included in Exhibit 5.1 hereto).

 23.2*    Consent of Independent Registered Public Accounting Firm.

 24.1* Powers of Attorney (included in the signature pages of this Registration Statement).

 99.1*    Ulticom, Inc. 2005 Stock Incentive Compensation Plan

------------------------
*filed herewith

ITEM 9.     UNDERTAKINGS.

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events
                         arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                    (iii) To include any material information with respect to
                         the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          provided, however, that the undertakings in paragraph (a)(1)(i) and
          (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed, with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act, that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 29th day of August, 2005.

                                           ULTICOM, INC.
                                           Registrant

                                           By:  /s/ Shawn K. Osborne
                                                 -------------------------------
                                           Name:   Shawn K. Osborne
                                           Title:  President and Chief Executive
                                                   Officer

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Shawn K. Osborne and Mark A. Kissman and each of them, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments (including all post-effective amendments) to this registration statement, and to sign any registration statement for the same offering covered by this registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                                   TITLE                                   DATE
---------                                   -----                                   ----

/s/ Kobi Alexander                  Chairman of the Board and                   August 29, 2005
-------------------------           Director
Kobi Alexander

/s/ Shawn K. Osborne                President and Chief Executive Officer       August 29, 2005
-------------------------           and Director
Shawn K. Osborne                    (Principal Executive Officer)


/s/ Mark A. Kissman                 Vice President and Chief                    August 29, 2005
-------------------------           Financial Officer
Mark A. Kissman                     (Principal Financial Officer)


/s/ Paul D. Baker                   Director                                    August 29, 2005
-------------------------
Paul D. Baker

/s/ Michael J. Chill                Director                                    August 29, 2005
-------------------------
Michael J. Chill

/s/ Ron Hiram                       Director                                    August 29, 2005
-------------------------
Ron Hiram

/s/ Yaacov Koren                    Director                                    August 29, 2005
-------------------------
Yaacov Koren

/s/ David Kreinberg                 Director                                    August 29, 2005
-------------------------
David Kreinberg

/s/ Rex A. McWilliams               Director                                    August 29, 2005
-------------------------
Rex A. McWilliams

/s/ Paul L. Robinson                Director                                    August 29, 2005
-------------------------
Paul L. Robinson

Exhibits Index

Exhibit
Number    Description
------    -----------

 4.1 Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 4.2 Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 4.3 Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 of Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-94873), filed on March 15, 2000, as amended).

 5.1*     Opinion of Paul L. Robinson, Esq.

 23.1*    Consent of Paul L. Robinson, Esq. (included in Exhibit 5.1 hereto).

 23.2*    Consent of Independent Registered Public Accounting Firm.

 24.1* Powers of Attorney (included in the signature pages of this Registration Statement).

 99.1*    Ulticom, Inc. 2005 Stock Incentive Compensation Plan

------------------------
*filed herewith